UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2026

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2026, and effective as of that date, the Board of Directors of First Hawaiian, Inc. (the “Company”) approved and adopted the Company’s Fifth Amended and Restated Bylaws (the “Bylaws”).

The Board approved the Bylaws as part of its periodic review of the Company’s corporate governance documents. The Bylaws include amendments that:

•      update the Bylaws in connection with the Securities and Exchange Commission rules relating to universal proxy cards (the “Universal Proxy Rules”), including requiring stockholders providing notice pursuant to Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended, to certify to the Company that they have complied with certain requirements under the Universal Proxy Rules no later than seven business days prior to the applicable stockholder meeting (Article I, Section 1.12(d) and (e));

•      refine and clarify the requirements with respect to notice of stockholder nominations and proposals, including provisions regarding (1) the information to be provided in such notices by proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies and (2) the questionnaire, representation and agreement to be completed by proposing stockholders and proposed nominees in connection with a stockholder nomination (Article I, Sections 1.12(c) and (d), 1.13(d));

•      consistent with the Delaware General Corporation Law (“DGCL”) and recent amendments thereto, refine and clarify the authority of the Board and the meeting chair to postpone, or reschedule any previously scheduled annual or special meeting of stockholders (Article I, Sections 1.4 and 1.6(b)); and

•      require any stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white (Article I, Section 1.9(b)).

The Bylaws also implement certain other administrative, technical and conforming changes.

The foregoing description of the changes implemented by the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws that are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 22, 2026, the Company held its annual meeting of stockholders. At the meeting, the following matters were submitted to a vote of the stockholders:

1.	Election of Directors:

Nominee	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Tertia M. Freas	106,204,731	754,278	83,067	3,420,717
Michael K. Fujimoto	105,273,775	1,689,501	79,800	3,420,717
Robert S. Harrison	105,453,944	1,504,704	83,430	3,420,715
James S. Moffatt	105,905,176	1,093,774	43,127	3,420,716
Mark M. Mugiishi	106,901,516	58,004	82,557	3,420,716
Kelly A. Thompson	106,886,976	103,433	51,668	3,420,716
Vanessa L. Washington	105,605,580	1,372,594	63,903	3,420,716
C. Scott Wo	103,514,562	3,489,779	37,735	3,420,717

2.	Advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
104,599,651	2,364,925	77,501	3,420,716

3.	Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
109,977,200	407,481	78,111	0

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

3.1	Fifth Amended and Restated Bylaws of First Hawaiian, Inc., as amended and restated April 22, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: April 24, 2026	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board, President and Chief
Executive Officer